UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2017

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-6615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400 Southfield, MI	48033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On June 12, 2017, Superior Industries International, Inc. (“Superior”) appointed Robert Tykal as its Senior Vice President of Operations, effective June 12, 2017.

Mr. Tykal, 55, was previously the Vice President of Global Operations, Gilbarco Veeder Root at Fortive Corporation (“Fortive”) (NYSE: FTV) from 2013 to 2016. Prior to that, Mr. Tykal was President of Jacobs Vehicle Systems at Fortive from 2006 to 2013. Before joining Fortive, Mr. Tykal was President and Chief Executive Officer of DaimlerChryser AG/MTU Drive Shafts from 2002 to 2006. Mr. Tykal holds a Bachelor of Engineering degree from Michigan State University.

There are no family relationships between Mr. Tykal and any of the directors and executive officers of Superior, nor are there transactions in which Mr. Tykal has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Tykal will receive an annual base salary of $400,000. Mr. Tykal may receive annual bonuses based on attainment of performance goals, determined by Superior’s independent Compensation and Benefits Committee, in the amount of 50% of annual base salary. Additionally, within the first thirty (30) days of employment, Mr. Tykal will be granted a one-time equity award valued at $400,000 that includes a two-year cliff vesting to compensate Mr. Tykal for unvested equity awards that he forfeited upon resignation from Fortive to assume his role at Superior.

Mr. Tykal will also be eligible to participate in Superior’s 2015-216, 2016-2018 and 2017-2019 Long Term Incentive Plans, as administered by Superior’s Compensation and Benefits Committee, upon approval of the Compensation and Benefits Committee and Board of Directors, up to 90% of his base salary.

Superior is also providing Mr. Tykal a monthly automobile allowance. Mr. Tykal is entitled to participate in all benefit plans generally made available to executive officers of Superior.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Registrant)

Date: June 15, 2017	/s/ Kerry A. Shiba
Kerry A. Shiba

Executive Vice President and Chief Financial Officer